AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 4, 1996

                                                REGISTRATION NO. 333-11081
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             AMENDMENT NO. 1

                                    TO
                                   FORM S-4
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------
                           USOCDT MERGER CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                  7373, 3661              TO BE APPLIED FOR
     (STATE OR OTHER     (PRIMARY STANDARD INDUSTRIAL     (I.R.S. EMPLOYER
      JURISDICTION        CLASSIFICATION CODE NUMBER)  IDENTIFICATION NUMBER)
   OF INCORPORATION OR
      ORGANIZATION)

                            13873 PARK CENTER ROAD
                                   SUITE 353
                            HERNDON, VIRGINIA 22071
                                (703) 834-9480
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ALBERT N. WERGLEY, ESQ.
                      VICE PRESIDENT AND GENERAL COUNSEL
                            13873 PARK CENTER ROAD
                                   SUITE 353
                            HERNDON, VIRGINIA 22071
                                (703) 834-9480
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                 THE COMMISSION IS REQUESTED TO SEND COPIES OF
                            ALL COMMUNICATIONS TO:

           DAVID M. CARTER                         THOMAS L. FAIRFIELD
          HUNTON & WILLIAMS               LEBOEUF, LAMB, GREENE & MACRAE, L.L.P.
    RIVERFRONT PLAZA, EAST TOWER                     GOODWIN SQUARE
        951 EAST BYRD STREET                        225 ASYLUM STREET
      RICHMOND, VIRGINIA 23219                 HARTFORD, CONNECTICUT 06103

                               ----------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]

                               ----------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

                             EXPLANATORY NOTE

  This Amendment No. 1 is being filed solely to amend the Registration Statement filed with the Securities and Exchange Commission on August 29, 1996 to include on the cover page of the Registration Statement the delaying amendment pursuant to Section 8(a) of the Securities Act of 1933.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF HERNDON, COMMONWEALTH OF VIRGINIA, ON THE 4TH DAY OF SEPTEMBER, 1996.

                                          USOCDT Merger Corporation
                                          (Registrant)

                                                   /s/ Albert N. Wergley
                                          By: _________________________________
                                                     Albert N. Wergley
                                                         President

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSON IN THE CAPACITIES INDICATED ON SEPTEMBER 4, 1996.

              SIGNATURE                                   TITLE

        /s/ Albert N. Wergley           President, Treasurer and Sole Director
- -------------------------------------    (Principal Executive Officer and
          ALBERT N. WERGLEY              Principal Financial and Accounting
                                         Officer)

                                      II-4